EXHIBIT 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 19, 1998 appearing on page K-38 of Ceanic Corporation's (formerly American Oilfield Divers, Inc.) Annual Report on Form 10-K for the year ended December 31, 1997.

                                  /s/ Price Waterhouse LLP
                                  ------------------------
                                      Price Waterhouse LLP

Houston, Texas
June 26, 1998